Exhibit 99.8

Beacon Enterprise Solutions Group, Inc.
Attachment to Articles of Amendment to the Articles of Incorporation

      The Corporation is authorized to issue 25,000,000 Common Shares and 4,500 Preferred Shares. The Preferred Shares shall have the powers, designations, preferences and other special rights set forth on Exhibit A attached hereto.

                                    EXHIBIT A

      (1) Voting Rights.

            (a) Except as otherwise provided herein, in the Articles of Incorporation or as required by law, the holders of the Preferred Shares (each a "Holder," and collectively the "Holders") and the holders of the Corporation's Common Shares (the "Common Shares") shall be entitled to vote on all matters submitted or required to be submitted to a vote of the stockholders of the Corporation and shall be entitled to the number of votes equal to the number of whole Common Shares into which such Preferred Shares are convertible pursuant to the provisions hereof, at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. In each such case, except as otherwise required by law or expressly provided in
Section 1(b) herein, the holders of Preferred Shares and Common Shares shall vote together and not as separate classes. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all Common Shares into which Preferred Shares held by each holder could be converted) shall be rounded down to the nearest whole number.

            (b) So long as twenty-five (25%) percent of the Preferred Shares originally issued by the Corporation pursuant to the terms of the Confidential Private Placement Memorandum of Beacon Enterprise Solutions Group, Inc. dated October 19, 2007 (the "Memorandum") remains outstanding (as appropriately adjusted for any recapitalization, stock combinations, stock dividends, stock splits or similar events occurring after the original issuance date of any Preferred Shares, the "Original Issuance Date"), the Corporation will not, directly or indirectly, including without limitation through merger, consolidation or otherwise, without the affirmative vote or written consent of the holders of more than fifty percent (50%) of the then outstanding Preferred Shares, voting as a separate class, given in writing or by resolution adopted at a duly called meeting of the Holders:

                  (i) Declare or pay any dividends on any Common Shares, or other securities of the Corporation without first paying in full, in addition to the Preferred Share Dividend (as defined in Section 8 below) accrued and unpaid through and including such date, the amount which the holders of Preferred Shares would have received had the Preferred Shares been converted for Common Shares at the then applicable Conversion Price (as defined in Section 3(c) below); or

                  (ii) Directly and/or indirectly, designate, issue, create or otherwise permit to exist, any additional Preferred Shares or other securities of the Corporation which, as to the payment of dividends, distribution of assets, redemptions, voting, interest payments, liquidation payments and/or any other type of payment or right, including, without limitation, distributions to be made upon the liquidation, dissolution or winding up of the Corporation, or upon the merger, Change of Control, consolidation or sale of the assets thereof, is directly and/or indirectly senior to and/or pari passu with the Preferred Shares.

                  (iii) Directly and/or indirectly create, incur or assume any liability or indebtedness for borrowed money that is unsecured (collectively, "New Unsecured Debt"), unless, after the creation, incurrence or assumption of such New Unsecured Debt, the Corporation shall have an EBITDA Debt Service Coverage Ratio, calculated on a pro forma trailing twelve (12) month basis that is greater than or equal to two (2).. For the purpose of this Section 1(b)(iii), "EBITDA" means in any fiscal period, the Corporation's net income or net loss (other than extraordinary or non-recurring items of the Corporation for such period), plus (i) the amount of all interest expense, income tax expense, depreciation expense and amortization expense of the Corporation for such period, and plus or minus (as the case may be) (ii) any other non-cash charges which have been added or subtracted, as the case may be, in calculating the Corporation's net income for such period. If the Corporation's accounting is prepared on a consolidated basis, EBITDA shall be calculated on a consolidated basis. For the purpose of this Section 1(b)(iii), "Debt Service" means, as of the last day of each fiscal quarter of the Corporation, on a consolidated basis, principal due within twelve (12) months after such day, and interest on any indebtedness for the current fiscal quarter calculated on an annualized basis. For purposes of this Section 1(b)(iii) "EBITDA Debt Service Coverage Ratio" means EBITDA divided by Debt Service.

      (2) Stated Value. Each Preferred Share shall have a "Stated Value" equal to One Thousand Dollars ($1,000).

      (3) Conversion of Preferred Shares. Preferred Shares shall be convertible into Common Shares on the terms and conditions set forth in this Section 3. The term "Conversion Shares" shall mean the Common Shares issuable upon conversion of the Preferred Shares. The Corporation shall not issue any fractional Common Shares upon any conversion. All Common Shares (including fractions thereof) issuable upon conversion of more than one Preferred Share by a Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fractional Common Share. If, after the aforementioned aggregation, the issuance would result in the issuance of a fractional Common Share, the Corporation shall, in lieu of issuing such fractional share, issue one whole Common Share to the Holder thereof. The Corporation shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Shares upon conversion of Preferred Shares unless such taxes result from the issuance of Common Shares upon conversion to a person other than the Holder.

            (a) Optional Conversion. With respect to each Preferred Share, at any time or times on or after the date of issuance of such Preferred Shares (such date for each Preferred Share hereinafter referred to as the "Original Issuance Date"), any Holder shall be entitled to convert all or a portion of such Holder's Preferred Shares into fully paid and non-assessable

Common Shares (each an "Optional Conversion"), in accordance with this Section 3(a), Section 3(c) and Section 3(d).

            (b) Mandatory Conversion. Each Preferred Share shall automatically be converted into Common Shares at the then effective Conversion Price (the "Mandatory Conversion"), in accordance with this Section 3(b), Section 3(c) and
Section 3(d), upon the earlier of:

                  (i) the closing of an underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the offer and sale of Common Shares for the account of the Corporation resulting in gross proceeds to the Corporation of not less than $20,000,000 (a "Qualified Secondary Offering"); provided that the Common Shares issuable upon the conversion of the Preferred Shares (the "Conversion Shares") are (I) trading or are quoted (as the case may be), on the Bulletin Board, NASDAQ, AMEX or the NYSE (any of which shall hereinafter be referred to as an "Eligible Trading Medium"), and (II) registered under the Securities Act for resale without any selling limitations and/or restrictions longer than 180 days following the closing date of the Qualifying Secondary Offering; or

                  (ii) the date upon which the Common Shares have for 20 consecutive trading days (A) closed at a price equal to not less than 250% the then Conversion Price, (B) averaged (I) not less than 200,000 shares per day in volume and (II) there is an effective resale registration statement covering the resale of the Conversion Shares and the Conversion Shares have no direct and/or indirect selling limitations and/or restrictions, and (III) the Conversion Shares are traded and/or quoted on an Eligible Trading Medium; (the "Mandatory Conversion Date").

            (c) Conversion Price. Subject to anti-dilution adjustment as provided in Section 3(e), upon an Optional Conversion pursuant to Section 3(a) or a Mandatory Conversion pursuant to Section 3(b), the conversion price (the "Conversion Price") of each Preferred Share shall equal $0.75. Upon a conversion pursuant to Section 3(a) or Section 3(b), all accrued and unpaid dividends on the Preferred Shares through the date of conversion shall be paid in additional Common Shares as if such dividends had been paid in additional shares of Preferred Shares rounded up to the nearest whole number, and then automatically converted into additional Common Shares in accordance with and pursuant to the terms set forth herein. Each Preferred Share will convert into that number of Common Shares determined by dividing the Stated Value by the Conversion Price, as adjusted at the time of conversion.

            (d) Mechanics of Conversion.

                  (i) To convert Preferred Shares into Conversion Shares pursuant to Section 3(a) on any date, the Holder thereof shall (i) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m. Eastern Time on such date, a copy of an executed notice of conversion (the "Optional Conversion Notice") to the Corporation, and (ii) surrender to a common carrier for delivery to the Corporation within three (3) business days of such date the Preferred Shares Certificates (as hereinafter defined) representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction). The term "Preferred Shares Certificates" shall mean the original certificates representing the Preferred Shares.

                  (ii) Preferred Shares converted pursuant to Section 3(b) shall be deemed to be converted as of the Mandatory Conversion Date notwithstanding the date on which the Preferred Shares Certificates representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction), are submitted to the Corporation in connection with such conversion, and such Preferred Shares Certificates shall be deemed to represent the right to receive Conversion Shares. To receive Conversion Shares subsequent to a Mandatory Conversion, each Holder shall (i) transmit by facsimile (or otherwise deliver) a copy of an executed notice of conversion (the "Mandatory Conversion Notice") to the Corporation, and (ii) surrender to a common carrier for delivery to the Corporation within three (3) business days of such facsimile transmission or delivery such Holder's Preferred Shares Certificates.

                  (iii) On or before the third (3rd) Business Day following the date of receipt of a fully executed and completed Optional Conversion Notice or Mandatory Conversion Notice (each a "Conversion Notice"), the Corporation shall
(x) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Common Shares to which the Holder shall be entitled, or (y) provided that the Conversion Shares have been registered under the Securities Act, upon the request of a Holder, credit such aggregate number of Common Shares to which the Holder shall be entitled to such Holder's or its designee's balance account with the Depository Trust Corporation through its Deposit Withdrawal Agent Commission system. If the number of Preferred Shares represented by the Preferred Shares Certificate(s) submitted for conversion pursuant to Section 3(d)(i) is greater than the number of Preferred Shares being converted, then the Corporation shall, as soon as practicable and in no event later than three (3) business days after receipt of the Preferred Shares Certificate(s) and at its own expense, issue and deliver to the Holder thereof a new Preferred Share certificate representing the number of Preferred Shares not converted. The person or persons entitled to receive the Common Shares issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such Common Shares on the applicable conversion date.

            (e) Anti-Dilution Provisions. The Conversion Price in effect at any time and the number and kind of securities issuable upon conversion of the Preferred Shares shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (i)  Adjustment  for Stock  Splits  and  Combinations.  If the
Corporation at any time or from time to time on or after the Original Issuance Date effects a subdivision of the outstanding Common Shares, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Corporation at any time or from time to time on or after the Original Issuance Date combines the outstanding Common Shares into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 3(e)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (ii) Adjustment for Certain Dividends and Distributions. If the Corporation at any time or from time to time on or after the Original Issuance Date makes or fixes a record date for the determination of holders of Common Shares entitled to receive, a dividend or other distribution payable in additional Common Shares, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Common Shares issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(e)(ii) as of the time of actual payment of such dividends or distributions.

                  (iii) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Shares entitled to receive, a dividend or other distribution payable in securities of the Corporation other than Common Shares, then and in each such event provision shall be made so that the Holders of Preferred Shares shall receive upon conversion thereof, in addition to the number of Common Shares receivable thereupon, the amount of securities of the Corporation which they would have received had their Preferred Shares been converted into Common Shares on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3(e) with respect to the rights of the Holders of the Preferred Shares.

                  (iv) Adjustment for Reclassification, Exchange and Substitution. In the event that at any time or from time to time on or after the Original Issuance Date, the Common Shares issuable upon the conversion of the Preferred Shares is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 3(e)), then and in any such event each Holder of Preferred Shares shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of Common Shares into which such Preferred Shares could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

                  (v) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any
time or from time to time on or after the Original Issuance Date there is a capital reorganization of the Common Shares (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 3(e)) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holders of the Preferred Shares shall thereafter be entitled to receive upon conversion of the Preferred Shares the number of shares of stock or other securities or property to which a holder of the number of Common Shares deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3(e) with respect to the rights of the Holders of the Preferred Shares after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 3(e) (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Shares) shall be applicable after that event and be as nearly equivalent as is practicable.

                  (vi) Sale of Shares Below Conversion Price.

                        A. If at any  time or from  time to time  following  the
                  Original Issuance Date but prior to an event triggering a Mandatory Conversion pursuant to Section 3(b) hereof, the Corporation issues or sells, or is deemed by the express provisions of this Section 3(e)(vi) to have issued or sold, Additional Common Shares (as hereinafter defined), other than as a dividend or other distribution on any class of stock and other than upon a subdivision or combination of Common Shares, in either case as provided in Section 3(e)(i) above, for an Effective Price (as hereinafter defined) less than the then existing Conversion Price, then and in each such case the then existing Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price equal to the Effective Price for such Additional Common Shares.

                        B. For the  purpose  of making any  adjustment  required
                  under Section 3(e)(vi), the consideration received by the Corporation for any issue or sale of securities shall (I) to the extent it consists of cash be computed at the amount of cash received by the Corporation, (II) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board, (III) if Additional Common Shares, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Common Shares or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Common Shares, Convertible Securities or rights or options, and (IV) be computed after reduction for all expenses payable by the Corporation in connection with such issue or sale.

                        C. For the  purpose  of the  adjustment  required  under
                  Section 3(e)(vi), if the Corporation issues or sells any rights, warrants or options for the purchase of, or shares or other securities convertible into or exchangeable for, Additional Common Shares (such convertible or exchangeable shares or securities being hereinafter referred to as "Convertible Securities") and if the Effective Price of such Additional Common Shares is less than the Conversion Price then in effect, then in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights, warrants, options or Convertible Securities the maximum number of Additional Common Shares issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights, warrants, options or Convertible Securities, plus, in the case of such rights, warrants or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights, warrants or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, warrants, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Common Shares on the exercise of any such rights, warrants or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such rights, warrants, options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Common Shares so issued were the Additional Common Shares, if any, actually issued or sold on the exercise of such rights, warrants, or options or rights of conversion or exchange of such Convertible Securities, and such Additional Common Shares, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights, warrants, or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted  or  exchanged,  plus  the  consideration,  if  any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

                        D. For the  purpose  of the  adjustment  required  under
                  Section 3(e)(vi), if the Corporation issues or sells, or is deemed by the express provisions of this Section 3(e) to have issued or sold, any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Common Shares underlying such Convertible Securities is less than the Conversion Price then in effect, then in each such case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Common Shares issuable upon conversion or exchange of the total amount of Convertible
                  Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Common Shares an amount equal to the amount of consideration, if any, received by the Corporation for the issuance of such rights, warrants or options, plus the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights, warrants or options, plus the minimum amount of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, warrants or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights, warrants or options or upon the actual issuance of Additional Common Shares upon the conversion or exchange of such Convertible Securities. The provisions of paragraph (C) above for the readjustment of the Conversion Price upon the expiration of rights, warrants or options or the rights of conversion or exchange of Convertible Securities shall apply mutatis mutandis to the rights, warrants options and Convertible Securities referred to in this paragraph (D).

                        E. "Additional Common Shares" shall mean all Common Shares issued by the Corporation on or after the Original Issuance Date, whether or not subsequently reacquired or retired by the Corporation, other than (I) the Conversion Shares, (II) Common Shares issuable upon exercise of warrants ("Warrants") issued in connection with the sale of the Preferred Shares, (III) Common Shares issuable upon exercise of warrants, options and convertible securities outstanding as of the Original Issuance Date (provided that the terms of such warrants, options and convertible securities are not modified after the Original Issuance Date to adjust the exercise price other than pursuant to anti-dilution provisions), (IV) Common Shares issued to employees of the Corporation or any Subsidiary pursuant to stock option plans or other arrangements approved by the Board or pursuant to guidelines approved by the Board or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement, (V) Common Shares issued in connection with acquisitions (including, but not limited to, the Phase I Acquisitions as defined in the Memorandum), mergers, joint ventures and other similar transactions approved by the Board,
                  (VI) Common Shares issued pursuant to any event for which adjustment is made to the Conversion Price under Section 3(e) hereof or to the exercise price under the anti-dilution provisions of any warrants outstanding as of the Original Issuance Date or the Warrants, (VII) Common Shares issued or issuable to customers, suppliers or other strategic partners provided that such issuance is approved by the Board, (VIII) Common Shares issued or issuable to banks, equipment lessors or other financial institutions pursuant to a commercial leasing or debt financing transaction approved by the Board,
                  (IX) any other issuance of securities approved by an affirmative vote or written consent of the holders of more than fifty percent (50%) of the then outstanding Preferred Shares. The "Effective Price" of Additional Common Shares shall mean the quotient determined by dividing the total number of Additional Common Shares issued or sold, or deemed to have been issued or sold by the Corporation under this
                  Section 3(e)(vi), into the aggregate consideration received, or deemed to have been received, by the Corporation for such issue under this Section 3(e)(vi), for such Additional Common Shares. "Fair Market Value" shall mean as of any date (i) if the Common Shares are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the twenty (20) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if Common Shares are not so listed but are traded on the NASDAQ, the average of the closing prices as reported on the NASDAQ during the twenty (20) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NASDAQ; or if not then included for quotation on the NASDAQ, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board, as the case may be, or
                  (iii) if the Common Shares are not then publicly traded, the fair market price, not less than book value thereof, of the Common Shares as determined in good faith by the Board.

                        F. Other than a  reduction  pursuant  to its  applicable
                  anti-dilution provisions, any reduction in the conversion price of any Convertible Securities, whether outstanding on the Original Issuance Date or thereafter, or the price of any option, warrant or right to purchase Common Shares or any Convertible Security (whether such option, warrant or right is outstanding on the Original Issuance Date or thereafter), to an Effective Price less than the current Conversion Price, shall be deemed to be an issuance of such Convertible Security and all such options, warrants or rights at such Effective Price, and the provisions of Sections 3(e)(vi)(C), (D) and (E) shall apply thereto mutatis mutandis.

                        G. Any time an adjustment is made to the Conversion Price pursuant to Section 3(e), a corresponding proportionate change shall be made to the number of Common Shares issuable upon conversion of each Preferred Share.

            (e) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this
Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Preferred Shares against impairment.

            (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of Preferred Shares a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any Holder of Preferred Shares, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) Conversion Price at the time in effect, and (iii) the number of

Common Shares and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Shares.

            (g) Status of Converted Shares. In the event any Preferred Shares shall be converted pursuant to Section 3 hereof, the Preferred Shares so converted shall be canceled and shall not be reissued as Preferred Shares.

            (h) Stock Purchase Rights. If at any time or from time to time, the Corporation grants or issues to the record holders of the Common Shares any options, warrants or rights (collectively, "Stock Purchase Rights") entitling any holder of Common Shares to purchase Common Shares or any security convertible into or exchangeable for Common Shares or to purchase any other stock or securities of the Corporation, the Holders of Preferred Shares shall be entitled to acquire, upon the terms applicable to such Stock Purchase Rights, the aggregate Stock Purchase Rights which such Holders of Preferred Shares could have acquired if they had been the record holder of the maximum number of Common Shares issuable upon conversion of their Preferred Shares on both (x) the record date for such grant or issuance of such Stock Purchase Rights, and (y) the date of the grant or issuance of such Stock Purchase Rights.

      (4) Assumption and Provision Upon Organic Change. Prior to the consummation of any Organic Change (as defined below), the Corporation shall make appropriate provision to ensure that each of the Holders of the Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Common Shares immediately theretofore acquirable and receivable upon the conversion of such Holder's Preferred Shares such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Common Shares which would have been acquirable and receivable upon the conversion of such Holder's Preferred Shares into Common Shares immediately prior to such Organic Change. The following shall constitute an "Organic Change:" any recapitalization, reorganization, reclassification, consolidation or merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a way that holders of Common Shares are entitled to receive (either directly or upon subsequent liquidation) shares, securities or assets with respect to or in exchange for Common Shares.

      (5) Reservation of Authorized Shares. The Corporation shall, so long as any of the Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Shares, solely for the purpose of effecting the conversion of the Preferred Shares, 100% of such number of Common Shares as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding.

      (6) Liquidation, Dissolution, Winding-Up. In the event of any Liquidation (as defined below) of the Corporation, the Holders of the Preferred Shares shall be entitled to receive out of the assets of the Corporation legally available for distribution therefrom (the "Liquidation Funds") on a pro rata basis, before any amount shall be paid to the holders of any of the capital stock of the Corporation of any class junior in rank to the Preferred Shares in respect of the preferences as to the distributions and payments on a Liquidation of the Corporation, an amount per Preferred Share equal to the product of (i) 125% and
(ii) the sum of (a) the Stated Value of all

Preferred Shares then outstanding and (b) all dividends, if any, which have accrued or are payable under Section 8 hereof, but have not been paid and received by the Holders of the Preferred Shares, up to and including the date full payment is tendered to the Holder of such Preferred Share with respect to such Liquidation (collectively, the "Non Change of Control Liquidation Preference"); provided, however, that notwithstanding anything to the contrary provided herein or elsewhere, in the event that a Liquidation is caused as a result of a Change of Control (as defined below), each Holder of Preferred Shares shall be entitled to receive in addition to the Non Change of Control Liquidation Preference, such additional amounts that each such Holder would have received in the Liquidation, had it converted its Preferred Shares into Common Shares immediately prior to the Liquidation. If, upon any Liquidation, the Liquidation Funds are insufficient to pay, issue or deliver the full amount due to the Holders of Preferred Shares, then each holder of Preferred Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such holder as a liquidation preference, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares. No Holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any Liquidation other than the amounts provided for herein; provided that a Holder of Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder. The form of consideration in which the Liquidation Preference is to be paid to the Holders of the Preferred Shares as provided in this Section (6) shall be the form of consideration received by the Corporation or the other holders of the Corporation's capital stock, as the case may be.

      "Liquidation" means any of the following: (i) any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, (ii) filing for bankruptcy pursuant to applicable federal and/or state laws, (iii) any actions that directly and/or indirectly are construed as steps in taking the Corporation private, including, but not limited to, failure to file SEC Reports in a timely fashion, the Corporation, any affiliate of the Corporation and/or any person at the direct and/or indirect request of the Corporation buying shares of issued and outstanding Corporation Stock, of the filing of a Form 15, the Common Shares no longer are eligible for quotation on the NASD Bulletin Board, the Corporation's Board of Directors and/or shareholders meeting and/or through resolutions, adopts or calls a meeting authorizing the Corporation to undertake any of the above such actions ("Going Private Actions"), or (iv) any Change of Control.

      "Change of Control" means (i) a change in the voting control of the Corporation such that any one person, entity or "group" (as contemplated by Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended) acquires from the Corporation in one or more, including a series of, transactions the right to cast greater than 50% of votes eligible to be cast by all holders of capital stock of the Corporation in the election of directors of the Corporation, provided that such transaction is approved by the Board or (ii) any merger or consolidation of the Corporation with or into another entity or any sale of all or substantially all of the assets of the Corporation.

      (7) Preferred Rank. All Common Shares shall be of junior rank to all Preferred Shares in all respects as to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Corporation. The rights of the Common Shares shall be subject to the preferences and relative rights of the Preferred Shares. For so long as any Preferred Shares remain outstanding, the Corporation shall not, without the express written consent of Holders owning no less than a majority of the aggregate Stated Value of the then issued and outstanding

Preferred Shares (a) create or authorize any other class or series of capital stock, ranking pari passu and/or senior in any respect to the Preferred Shares, or (b) issue any indebtedness ranking pari passu and/or senior in respect to the Preferred Shares.

      (8) Dividends; Participation. Each Preferred Share shall accrue and be paid a dividend at the rate of ten (10%) percent per annum of the Stated Value, payable quarterly in arrears on January 1st, April 1st, July 1st and October 1st of each year and for such whole year (or portion thereof) that such Preferred Share is issued and outstanding (the "Preferred Share Dividend") beginning on the date each such Preferred Share is issued (including upon issuance as a stock dividend). The dividend payments shall be made in either cash or at the option of the Corporation through the issuance of additional Preferred Shares in such amount of Preferred Shares equal to the quotient of (i) the dividend amount payment then due, divided by (ii) the Stated Value of a Preferred Share.

      (9) Vote to Issue, or Change the Terms of Preferred Shares. The affirmative vote of the Holders owning not less than a majority of the aggregate Stated Value of the then issued and outstanding Preferred Shares at a meeting duly called for such purpose, or by the written consent without a meeting of the Holders of not less than a majority of the then outstanding Preferred Shares shall be required for any direct and/or indirect (i) Going Private Actions, (ii) Liquidation, and/or (iii) any amendment to the Corporation's Articles of Incorporation or Bylaws which would directly and/or indirectly amend, alter, change, repeal or otherwise adversely affect any of the powers, designations, preferences and rights of the Preferred Shares.

      (10) Lost or Stolen Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Shares Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Corporation in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Shares Certificate(s), the Corporation shall execute and deliver new preferred share certificate(s) of like tenor and date.

      (11) Notices. Whenever notice is required to be given hereunder, unless otherwise provided herein, such notice shall be given in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Corporation, at the Corporation's executive offices or (b) if to a Holder, at the address set forth on Corporation's books and records.